UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

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Date of Report
(Date of earliest
event reported):	September 12, 2008

Commission	Name of Registrant, State of Incorporation, Address of	IRS Employer
File Number	Principal Executive Offices and Telephone Number	Identification Number
1-9894	Alliant Energy Corporation	39-1380265
(a Wisconsin corporation)
4902 N. Biltmore Lane
Madison, Wisconsin 53718
Telephone (608) 458-3311
0-4117-1	Interstate Power and Light Company	42-0331370
(an Iowa corporation)
Alliant Energy Tower
Cedar Rapids, Iowa 52401
Telephone (319) 786-4411

This combined Form 8-K is separately filed by Alliant Energy Corporation and Interstate Power and Light Company.

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

        As part of supplemental information in connection with the Sutherland 4 Ratemaking Principles docket filed on September 12, 2008 with the Iowa Utilities Board, Interstate Power and Light Company (“IPL”), a wholly owned subsidiary of Alliant Energy Corporation, is updating IPL’s cost estimate for capital expenditures for its proposed addition of a new fourth unit of the Sutherland Generating Station in Marshalltown, Iowa (“Sutherland #4”) to an estimated range of $1.2 billion to $1.3 billion, which is an increase from the previously disclosed range of $950 million to $1.05 billion. Primary drivers of the increase are material and labor price escalation. Cost estimates represent IPL’s total escalated construction expenditures and exclude allowance for funds used during construction, if applicable. The cost estimate for Sutherland #4 noted above reflects IPL’s utilization of 350 MW of output.

        This Current Report on Form 8-K includes forward-looking statements. These forward-looking statements can be identified as such because the statements include words such as “estimate,” “estimated,” or other words of similar import. Similarly, statements that describe future plans or strategies are also forward-looking statements. The cost estimates provided above are forward-looking statements. Such statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those currently anticipated. Actual results could be affected by such factors as: the inability to find partners for co-ownership of Sutherland #4 or partners to enter into purchased power arrangements of output of Sutherland #4; unanticipated construction issues, delays or expenditures including increased costs of labor, materials and equipment; state regulatory actions or local government actions which delay, prevent or alter the proposed plans, including inability to obtain all necessary approvals and permits; failure of equipment and technology to perform as expected; current or future litigation, regulatory investigations, proceedings or inquiries that could impede the implementation of IPL’s plans; political conditions in IPL’s service territories; changes to IPL’s access to capital markets; and economic conditions in IPL’s service territory. These factors should be considered when evaluating the forward-looking statements and undue reliance should not be placed on such statements. The forward-looking statements included herein are made as of the date hereof and Alliant Energy and IPL undertake no obligation to update publicly such statements to reflect subsequent events or circumstances.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, Alliant Energy Corporation and Interstate Power and Light Company have each duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIANT ENERGY CORPORATION
Date: September 15, 2008	By: /s/ Barbara J. Swan
Barbara J. Swan
Executive Vice President and
General Counsel
INTERSTATE POWER AND LIGHT COMPANY
Date: September 15, 2008	By: /s/ Barbara J. Swan
Barbara J. Swan
Executive Vice President and
General Counsel

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